SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.c. 20549

                             --------------------


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 4, 2003
                       (Date of earliest event reported)


                             OPENWAVE SYSTEMS INC.
            (Exact name of Registrant as specified in its charter)

        Delaware                      000-25687                  94-3219054
(State of incorporation or       (Commission File No.)         (IRS Employer
      organization)                                          Identification No.)

                            1400 Seaport Boulevard
                            Redwood City, CA 94063
                   (Address of principal executive offices)

                                (650) 480-8000
             (Registrant's telephone number, including area code)


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ITEM 5.    Other Events and Required FD Disclosure.

         On September 4, 2003, Openwave Systems Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

   99.1    Press Release issued by Openwave Systems Inc. on September 4, 2003.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      OPENWAVE SYSTEMS INC.

                                      By:     /s/  Steve Peters
                                              ---------------------------------
                                      Name:   Steve Peters
                                      Title:  Senior Vice President, Chief
                                              Administrative and Legal Officer

Date: September 4, 2003


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                                 EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   99.1      Press Release issued by Openwave Systems Inc. on September 4, 2003.